UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) May 9, 2006 (May 9, 2006)

                           Anthracite Capital, Inc.
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             (Exact name of registrant as specified in its charter)


              Maryland                   001-13937              13-397-8906
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  (State or other jurisdiction of       (Commission          (IRS Employer
           incorporation)               File Number)      Identification No.)


                40 East 52nd Street, New York, New York              10022
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                (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code   (212) 810-3333
                                                   -----------------------------

                                      N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01.   Other Events

On May 9, 2006, Anthracite Capital, Inc. mailed a letter to stockholders regarding its annual meeting and updated information contained in the definitive proxy materials mailed to stockholders on or about April 17, 2006. The letter to stockholders is attached as Exhibit 99.1



Item 9.01.   Financial Statements and Exhibits

(c) Exhibits.

99.1 Letter to stockholders, issued by Anthracite Capital, Inc., dated May 9, 2006.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            ANTHRACITE CAPITAL, INC.


                             By:/s/ James J. Lillis
                                --------------------------------------
                                Name:  James J. Lillis
                                Title: Chief Financial Officer

                                Dated: May 9, 2006

                            ANTHRACITE CAPITAL, INC.
                           CURRENT REPORT ON FORM 8-K
                     Report dated May 9, 2006 (May 9, 2006)


EXHIBIT INDEX

Exhibit No.        Description

99.1               Letter to stockholders, issued by Anthracite
                   Capital, Inc., dated May 9, 2006